Exhibit 10.2

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”) is made as of September 13, 2011, between Goldman, Sachs & Co. (“Dealer”) and Mylan Inc. (“Counterparty”).

WHEREAS, following the effectiveness of a Novation Transaction dated September 8, 2011, Dealer and Counterparty are parties to a Confirmation dated as of September 9, 2008, as amended, restated, supplemented or otherwise modified from time to time (the “Confirmation”) evidencing an OTC Warrant Transaction (GS Transaction Reference No SDB4165189652); and

WHEREAS, the parties wish to amend the Confirmation on the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Terms Used but Not Defined Herein. Terms used but not defined herein shall have the respective meanings given to them in the Confirmation.

Section 2. Amendment to the Confirmation.

(a)	The “Strike Price” for the Covered Warrants (as defined below) under the Confirmation shall be USD 30.

Section 3. Amendment Premium. In consideration for the amended Strike Price in Section 2, Counterparty agrees to pay to Dealer the Amendment Premium on the Amendment Premium Payment Date as set forth below.

(a)	“Amendment Period” means the date hereof (or any portion thereof), subject to extension as provided in “Valuation Disruption” below.

(b)	“Amendment Premium” means the amount set forth in the Trade Notification, which shall equal to the product of (i) the number of Covered Warrants and (ii) the Amendment Premium per Warrant set forth in Schedule A hereto in respect of the Hedge Price. If the exact Hedge Price does not appear in such table, the Amendment Premium per Warrant shall be determined by linear interpolation or extrapolation using the two closest Hedge Prices appearing in such table.

(b)	“Amendment Premium Payment Date” means the first Business Day following the last day of the Amendment Period.

(c)	“Covered Warrants” means a number of Warrants under the Confirmation equal to the number of Covered Warrants specified in the form of Trade Notification, which Warrants (i) that have not been previously amended by an amendment similar in substance to this Amendment and (ii) of the Warrants that satisfy clause (i), have earliest Expiration Dates. The number of Covered Warrants with respect to the Amendment Period shall equal to the quotient of (x) the Number of Shares, divided by (y) the Hedge Ratio.

(c)	“Hedge Price” means, as determined by the Calculation Agent, the volume-weighted average price per share at which Dealer executes purchases of the Number of Shares in connection with the amendment to the Strike Price of the Covered Warrants.

(d)	“Hedge Ratio” means the Hedge Ratio set forth in Schedule A hereto in respect of the Hedge Price.

(e)	“Number of Shares” means the number of Shares listed in the Trade Notification; provided that in no event shall the Number of Shares shall be greater than 1,884,857 Shares; provided further that in no event shall the Number of Shares be greater than the number of Shares which is required by Dealer to establish its hedge position in respect to any Warrants for which the strike price has not been increased to the Strike Price.

(f)	“Trade Notification” means a Trade Notification substantially in the form of Schedule B hereto, which shall be delivered by Dealer to Counterparty no later than 6 p.m. on the last day of the Amendment Period.

Section 4. Valuation Disruption.

(a)	The definition of “Market Disruption Event” in Section 6.3(a) of the Equity Definitions is hereby amended by deleting the words “at any time during the one-hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be” and inserting the words “at any time on any Scheduled Trading Day during the Amendment Period, after the word “material,” in the third line thereof. Section 6.3(d) of the Equity Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

(b)	Notwithstanding anything to the contrary in the Equity Definitions, to the extent that a Disrupted Day occurs in the Amendment Period because of a Market Disruption Event (or a deemed Market Disruption Event as provided herein), the Calculation Agent shall determine whether (i) such Disrupted Day is a Disrupted Day in full, in which case the Amendment Period shall be postponed to the next Scheduled Trading Day, or (ii) such Disrupted Day is a Disrupted Day only in part, in which case (A) the Amendment set forth herein shall be effected for such number of Shares Dealer has acquired instead of the full Number of Shares, and (B) the Amendment Premium shall be calculated in respect of such number of Shares.

Section 5. Regulatory Disruption. In the event that Dealer concludes, in its sole reasonable discretion based on the advice of counsel, that it is appropriate with respect to any legal, regulatory or self-regulatory requirements or related policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by Dealer), for it to refrain from or decrease any market activity during the Amendment Period, Dealer may by notice to Counterparty elect to deem that a Market Disruption Event has occurred and will be continuing.

Section 6. Representations and Warranties. Counterparty represents and warrants to Dealer as follows:

(a)	On the date of this Amendment, (A) Counterparty is not aware of any material nonpublic information regarding Counterparty or the Shares and (B) all reports and other documents filed by Counterparty with the Securities and Exchange Commission pursuant to the Exchange Act since January 1, 2011, when considered as a whole, do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(b)	Counterparty is not entering into this Amendment to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

(c)	The representations and warranties of Counterparty set forth in Section 3 of the Agreement and in Confirmation opposite the caption “Compliance with Securities Laws” are true and correct and are hereby deemed to be repeated to Dealer with respect to the Confirmation. Without limiting the generality of Section 3(a)(ii) of the Agreement, the Board of Directors of Counterparty has approved the amendment of the Strike Price effected herein pursuant to a Unanimous Written Consent dated August 31, 2011.

Section 7. Covenants. Counterparty (or any “affiliated purchaser” as defined in Rule 10b-18 under the Exchange Act (“Rule 10b-18”)) shall not, without the prior written consent of Dealer, directly or indirectly purchase any Shares (including by means of a derivative instrument), listed contracts on the Shares or securities that are convertible into, or exchangeable or exercisable for Shares (including, without limitation, any Rule 10b-18 purchases of blocks (as defined in Rule 10b-18)) during the Amendment Period except through Dealer.

Section 8. Effectiveness. This Amendment shall become effective upon execution by the parties hereto.

Section 9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

Section 10. Governing Law. This Amendment shall be governed by the laws of the State of New York (without reference to its choice of law doctrine, other than Title 14 of the New York General Obligations Law).

Section 11. Effectiveness of Confirmation. Except as amended hereby, all the terms of the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have signed this Amendment as of the date and year first above written.

GOLDMAN, SACHS & CO.

By:
Name:	Daniela Bisatti
Title:	Vice President

Confirmed as of the date first above written:

MYLAN INC.

By:
Name:	Brian Byala
Title:	SVP Treasurer

Signature Page to Amendment to Strike Price dated September 13, 2011

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